Exhibit No. 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended February 29, 2024 of Applied Digital Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David Rench, Chief Financial Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 11, 2024	By:	/s/ David Rench
Chief Financial Officer (Principal Financial and Accounting Officer)